Exhibit 10.2

MONROE CAPITAL MANAGEMENT ADVISORS, LLC

c/o Monroe Capital LLC

311 South Wacker Drive, Suite 6400

Chicago, Illinois 60606

August 9, 2022

QUEST RESOURCE MANAGEMENT GROUP, LLC

3481 Plano Parkway

The Colony, Texas 75056

Phone: (972) 464-0011

Facsimile: (866) 492-7478

E-mail: LaurieL@questrmg.com

Letter Agreement

Ladies and Gentlemen:

We refer to that certain Credit Agreement, dated as of October 19, 2020 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among QUEST RESOURCE HOLDING CORPORATION, a Nevada corporation (“Holdings”), QUEST RESOURCE MANAGEMENT GROUP, LLC, a Delaware limited liability company (the “Company”), each of the Affiliates of the Company that are or may from time to time become parties thereto (together with the Company, the “Borrowers”), the financial institutions that are or may from time to time become parties thereto (together with their respective successors and assigns, the “Lenders”), and MONROE CAPITAL MANAGEMENT ADVISORS, LLC, a Delaware limited liability company, as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the “Administrative Agent”). Capitalized terms defined in the Credit Agreement are used herein as defined therein.

The Administrative Agent and Lenders, and by their counterpart signatures hereto, the Loan Parties, agree as follows:

(i)
The definition of “Term D Loan Availability Period” in the Credit Agreement is hereby amended by replacing such definition in its entirety with the following:

“Term D Loan Availability Period” means the period (i) beginning on and including the first Business Day after the Third Amendment Effective Date and (ii) ending on and including the earlier of (A) the date the aggregate Term D Loan Commitments are reduced to zero and (B) March 31, 2023.

(ii)
Section 11.1 of the Credit Agreement is hereby amended by amending and restating clause (m) thereof in its entirety and replacing it with the following:

(m) unsecured debt of any Borrower or any of its Subsidiaries owing to banks or other financial institutions under corporate credit cards issued to officers and employees for business related expenses in the ordinary course of business in an aggregate amount not to exceed $4,000,000 at any time outstanding;

Notwithstanding any other provision of this letter agreement, it is understood and agreed that this letter agreement shall not become effective, and the Loan Parties shall have no rights under this letter agreement, until the Administrative Agent shall have received (i) counterparts of this letter agreement duly executed and delivered by Holdings, the Company, each of the other Loan Parties and Required Lenders, and (ii) an amendment fee (the “Amendment Fee”) in an amount equal to 0.75% of the undrawn Term D Loan Commitments under the Credit Agreement as of the date hereof. The Amendment Fee will be deemed to be fully earned on the date hereof and will be non-refundable when paid. In its sole discretion, the Administrative Agent may allocate all or any portion of the Amendment Fee to its Affiliates and/or to other Lenders.

This discretionary action by the Lenders does not constitute, and shall not be deemed to be, a waiver of, or an agreement to forbear from exercising remedies with respect to, any Event of Default that may exist (including without limitation any Event of Default that you have previously given notification of) or any future failure of any Loan Party to fully comply with the Credit Agreement and other Loan Documents. In addition, neither this discretionary action by Lenders nor anything in this letter agreement or in any ongoing discussions or negotiations between Administrative Agent and/or any one or more of the Lenders, on the one hand, and the Company and other Loan Parties and Loan Parties’ Affiliates, on the other hand, nor any delay on the part of Administrative Agent or the Lenders in exercising any of their respective rights and remedies under the Credit Agreement, the other Loan Documents and/or applicable law, shall directly or indirectly: (i) constitute a consent to any future waivers or extensions of credit under the Credit Agreement or create a course of dealing, (ii) constitute a consent to or waiver of any past, present or future Default or Event of Default or other violation of any provisions of the Credit Agreement or any other Loan Documents, (iii) amend, modify or operate as a waiver of any provision of the Credit Agreement or any other Loan Documents or any right, power, privilege or remedy of Administrative Agent or any one or more of the Lenders thereunder, or (iv) constitute a course of dealing or other basis for altering any rights or obligations of Administrative Agent or the Lenders under the Loan Documents or any Obligations of the Company or any other Loan Party under the Credit Agreement, other Loan Documents or any other contract or instrument.

Except as expressly provided herein, the Credit Agreement and other Loan Documents shall continue in full force and effect, and the consent set forth above is limited solely to the matters stated above and shall not be deemed to be a waiver or amendment of, or consent to departure from, any other provision of the Credit Agreement or any other Loan Document. Without limiting the foregoing, except as expressly provided herein, the Administrative Agent and Lenders expressly reserve all of their rights, powers, privileges and remedies under the Credit Agreement, the other Loan Documents and applicable law. This letter agreement is a Loan Document. This letter agreement shall be governed by, and construed in accordance with the internal laws of the State of New York applicable to contracts made and to be performed entirely within that state, without regard to conflict-of-laws principles. This letter agreement may be executed by one or more of the parties hereto in any number of separate counterparts, each of which shall be deemed an original and all of which, taken together, shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of this letter agreement by facsimile transmission, electronic transmission (including delivery of an executed counterpart in .pdf format) shall be as effective as delivery of a manually executed counterpart hereof. Each party agrees that the electronic signatures, whether digital or encrypted, of the parties included in this letter agreement are intended to authenticate this writing and to have the same force and effect as manual signatures. Electronic signature and, when used elsewhere in this letter agreement, “electronic transmission,” means any electronic sound, symbol, or process attached to or logically associated with a record and executed and adopted by a party with the intent to sign such record, including facsimile or email electronic signatures.

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Very truly yours,

MONROE CAPITAL MANAGEMENT ADVISORS, LLC,

as Administrative Agent

By: _/s/Alex Parmacek__________________

Name: Alex Parmacek

Title: Vice President

MONROE CAPITAL CORPORATION, as a Lender

By: __/s/Alex Parmacek ________________

Name: Alex Parmacek

Title: Vice President

MONROE CAPITAL INCOME PLUS

CORPORATION, as a Lender

By: _/s/Alex Parmacek __________________

Name: Alex Parmacek

Title: Vice President

MC INCOME PLUS FINANCING SPV LLC, as a

Lender

By: __/s/Alex Parmacek __________________

Name: Alex Parmacek

Title: Vice President

MONROE CAPITAL PRIVATE CREDIT FUND III

FINANCING SPV LLC, as a Lender

By: MONROE CAPITAL PRIVATE CREDIT

FUND III LP, as Designated Manager

By: MONROE CAPITAL PRIVATE CREDIT

FUND III LLC, its general partner

By: _/s/Alex Parmacek ______________________

Name: Alex Parmacek

Title: Vice President

MONROE CAPITAL PRIVATE CREDIT FUND III

LP, as a Lender

By: MONROE CAPITAL PRIVATE CREDIT

FUND III LLC, its general partner

By: __/s/Alex Parmacek ___________________

Name: Alex Parmacek

Title: Vice President

MONROE CAPITAL PRIVATE CREDIT FUND III

(UNLEVERAGED) LP, as a Lender

By: MONROE CAPITAL PRIVATE CREDIT

FUND III LLC, its general partner

By: __/s/Alex Parmacek ___________________

Name: Alex Parmacek

Title: Vice President

MONROE PRIVATE CREDIT FUND A LP, as a

Lender

By: MONROE PRIVATE CREDIT FUND A LLC,

its general partner

By: __/s/Alex Parmacek ___________________

Name: Alex Parmacek

Title: Vice President

MONROE PRIVATE CREDIT FUND A

FINANCING SPV LLC, as a Lender

By: MONROE PRIVATE CREDIT FUND A LP,

as Designated Manager

By: MONROE PRIVATE CREDIT FUND A LLC,

its general partner

By: __/s/Alex Parmacek ____________________

Name: Alex Parmacek

Title: Vice President

MONROE CAPITAL PRIVATE CREDIT FUND I

LP, as a Lender

By: MONROE CAPITAL PRIVATE CREDIT

FUND I LLC, its general partner

By: __/s/Alex Parmacek ___________________

Name: Alex Parmacek

Title: Vice President

MONROE CAPITAL PRIVATE CREDIT FUND

VT LP, as a Lender

By: MONROE CAPITAL PRIVATE CREDIT

FUND VT LLC, its general partner

By: __/s/Alex Parmacek ___________________

Name: Alex Parmacek

Title: Vice President

MONROE (NP) U.S. PRIVATE DEBT FUND LP,

as a Lender

By: MONROE (NP) U.S. PRIVATE DEBT FUND GP LTD.,

its general partner

By: __/s/Alex Parmacek ___________________

Name: Alex Parmacek

Title: Vice President

MONROE CAPITAL FUND MARSUPIAL (LUX)

FINANCING HOLDCO LP, as a Lender

By: MONROE CAPITAL MANAGEMENT ADVISORS LLC,

as Investment Manager

By: __/s/Alex Parmacek ___________________

Name: Alex Parmacek

Title: Vice President

MONROE CAPITAL FUND MARSUPIAL (LUX)

FINANCING SPV LP, as a Lender

By: MONROE CAPITAL FUND MARSUPIAL (LUX)

FINANCING GP LLC, its General Partner

By: MONROE CAPITAL MANAGEMENT ADVISORS LLC,

as Designated Manager

By: __/s/Alex Parmacek ___________________

Name: Alex Parmacek

Title: Vice President

MONROE CAPITAL FUND SV S.A.R.L., ACTING IN

RESPECT OF ITS FUND III (UNLEVERAGED) COMPARTMENT,

as a Lender

By: MONROE CAPITAL MANAGEMENT ADVISORS LLC,

as Investment Manager

By: __/s/Alex Parmacek ___________________

Name: Alex Parmacek

Title: Vice President

MONROE CAPITAL PRIVATE CREDIT FUND III (LUX)

FINANCING SPV 2020 LP, as a Lender

By: MONROE CAPITAL PRIVATE CREDIT FUND III (LUX)

FINANCING SPV GP LLC, its General Partner

By: MONROE CAPITAL MANAGEMENT ADVISORS LLC,

as Manager

By: __/s/Alex Parmacek ___________________

Name: Alex Parmacek

Title: Vice President

MONROE CAPITAL PRIVATE CREDIT FUND III (LUX)

FINANCING HOLDCO LP, as a Lender

By: MONROE CAPITAL PRIVATE CREDIT FUND III (LUX)

FINANCING HOLDCO GP LLC, its General Partner

By: MONROE CAPITAL MANAGEMENT ADVISORS LLC,

as Manager

By: __/s/Alex Parmacek ___________________

Name: Alex Parmacek

Title: Vice President

[Signature Page to Letter Agreement] IF = AND ( COMPARE 7 = 10, COMPARE SECTION 5 = "1" 0) 0 = 1 DOCPROPERTY "CUS_DocIDChunk0" 38914261

MONROE CAPITAL INCOME PLUS ABS

FUNDING, LLC, as a Lender

By: MONROE CAPITAL BDC ADVISORS, LLC,

as Collateral Manager

By: __/s/Alex Parmacek ___________________

Name: Alex Parmacek

Title: Authorized Signatory

[Signature Page to Letter Agreement] IF = AND ( COMPARE 8 = 10, COMPARE SECTION 5 = "1" 0) 0 = 1 DOCPROPERTY "CUS_DocIDChunk0" 38914261

ACKNOWLEDGED AND AGREED BY:

quest resource holding corporation, as Holdings

By: /s/Laurie L. Latham

Name: Laurie L. Latham
Title: Chief Financial Officer, Secretary, and Treasurer

QUEST RESOURCE MANAGEMENT GROUP, LLC, as a Borrower

By: /s/Laurie L. Latham
Name: Laurie L. Latham
Title: Chief Financial Officer, Secretary, and Treasurer

quest sustainability services, inc., as a Borrower

By: /s/Laurie L. Latham
Name: Laurie L. Latham
Title: Chief Financial Officer, Secretary, and Treasurer

landfill diversion innovations, l.l.c., as a Borrower

By: /s/Laurie L. Latham
Name: Laurie L. Latham
Title: Chief Financial Officer, Secretary, and Treasurer

youchange, inc., as a Borrower

By: /s/Laurie L. Latham
Name: Laurie L. Latham
Title: Chief Financial Officer, Secretary, and Treasurer

quest vertigent corporation,
as a Borrower

By: /s/Laurie L. Latham
Name: Laurie L. Latham
Title: Chief Financial Officer, Secretary, and Treasurer

quest vertigent one, llc,
as a Borrower

By: /s/Laurie L. Latham
Name: Laurie L. Latham
Title: Chief Financial Officer, Secretary, and Treasurer

Global Alerts, LLC,
as a Borrower

By: /s/Laurie L. Latham
Name: Laurie L. Latham
Title: Chief Financial Officer, Secretary, and Treasurer

RWS FACILITY SERVICES, LLC,
as a Guarantor

By: /s/Laurie L. Latham
Name: Laurie L. Latham
Title: Chief Financial Officer, Secretary, and Treasurer

SUSTAINABLE SOLUTIONS GROUP, LLC, as a Guarantor

By: /s/Laurie L. Latham
Name: Laurie L. Latham
Title: Chief Financial Officer, Secretary, and Treasurer

SEQUOIA WASTE MANAGEMENT SOLUTIONS, LLC, as a Guarantor

By: /s/Laurie L. Latham
Name: Laurie L. Latham
Title: Chief Financial Officer, Secretary, and Treasurer